UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

SMARTMETRIC, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54853	05-0543557
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway Suite 500 Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3687

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of Commitment Shares, Note, and Warrant

On March 15, 2022, SmartMetric, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Mast Hill Fund, L.P. (the “Investor”) with respect to the sale and issuance (the “Offering”) to the Investor of: (i) a promissory note in the aggregate principal amount of $250,000 (the “Note”), (ii) a common stock purchase warrant (the “Warrant”) to purchase up to an aggregate of 12,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (iii) 12,500,000 shares of Common Stock (the “Commitment Shares”).  The Note and Warrant were issued on March 15, 2022 (the “Issuance Date”).

The Company issued the Note in the principal amount of $250,000 for a purchase price of $225,000, resulting in an original issue discount of $25,000. The Company issued the Warrant with an initial exercise price of $0.05 per share, subject to adjustment as described therein. The aggregate cash subscription amount received by the Company from the Investor for the issuance of the Commitment Shares, Note and Warrant was $188,250, due to a reduction in the $225,000 purchase price as a result of broker, legal, and transaction fees.

The Purchase Agreement limits the Company’s ability to enter into any agreement involving a variable rate transaction and provides for Investor’s registration rights (each, as more particularly described therein). The Purchase Agreement contains other representations and warranties, covenants and conditions, customary for transactions of this type.

The foregoing description of the Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Terms of the Note

The Note is scheduled to mature on March 15, 2023, twelve (12) months after the Issuance Date, and provides for interest to accrue at an interest rate equal to 10% per annum, or, upon an Event of Default (as defined in the Note) the lesser of (i) 10% per annum, and (ii) the maximum amount permitted under law. The Investor has the right, only following an Event of Default, to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the date of issuance of the shares underlying the Note, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified. The initial conversion price, following and during an Event of Default, for the principal and interest of the Note will be $0.008, subject to adjustment as provided therein. The Note is subject to adjustment upon certain events such as distributions and mergers, and has anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. In addition, if, at any time while the Note is issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the Investor will be entitled to acquire, upon the terms applicable to such sales, the aggregate number of shares could have acquired if the Note had been converted. The Note also imposes certain restrictions and obligations on the Company with respect to the Company’s ability to incur other indebtedness, make distributions on capital stock, stock repurchases and debt repayments.

The foregoing description of the Note does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Note, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Terms of the Warrant

As described above, the Investor received the Warrant to purchase up to 12,500,000 shares of Common Stock. The initial exercise price for the Warrant is $0.05 per share, subject to adjustment as described therein, and the Warrant is exercisable for a period of three years after the issuance date of the Warrant. The Warrant is exercisable for shares of Common Stock upon the payment in cash of the exercise price, or if the Market Price (as defined in the Warrant) of one share of Common Stock is greater than the exercise price, then the Investor may elect to receive shares of Common Stock pursuant to a cashless exercise, in lieu of cash exercise, equal to the value of the Warrant as determined pursuant to the terms therein.

The foregoing description of the Warrant does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Warrant, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 above is incorporated herein by reference. The issuances of securities in the Offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

Upon issuance of the shares of Common Stock in connection with the Offering, the Company will have 616,351,592 shares of Common Stock issued and outstanding.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1*	Promissory Note in the principal amount of $250,000 dated March 15, 2022.
4.2*	Common Stock Purchase Warrant dated March 15, 2022.
10.1*	Securities Purchase Agreement dated March 15, 2022.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2022	SMARTMETRIC, INC.

	By:	/s/ Chaya Coleena Hendrick
	Name:	Chaya Coleena Hendrick
	Title:	Chief Executive Officer

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